UNION STATE CAPITAL TRUST I

                                   $20,000,000
                            9.58% Capital Securities
                     (Liquidation Amount $1,000 per Capital
                       Security) fully and unconditionally
                        guaranteed, as described herein,
                                       by
                           U.S.B. Holding by Co., Inc.

                               PURCHASE AGREEMENT

                                                              New York, New York
                                                                January 31, 1997

Keefe, Bruyette & Woods, Inc.
Two World Trade Center, 85th Floor
New York, New York  10048

Ladies and Gentlemen:

            Union State Capital Trust I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Business Trust Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. (Section 3801 et seq.)), and U.S.B. Holding Co., Inc., a Delaware corporation (the "Company"), as depositor of the Trust and as guarantor, propose to issue and sell to Keefe, Bruyette & Woods, Inc. (the "Initial Purchaser") 20,000 of the Trust's 9.58% Capital Securities, liquidation amount $1,000 per Capital Security (the "Capital Securities" and, together with the Guarantee (as defined), the "Securities"). The Capital Securities will represent undivided beneficial ownership interests in the assets of the Trust, will be guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") dated as of February 5, 1997 between the Company and The Chase Manhattan Bank, a New York banking corporation validly existing under the laws of the State of New York, as trustee (the "Guarantee Trustee"). The Capital Securities are to be issued pursuant to the Amended and Restated Declaration of Trust (the "Declaration") dated as of February 5, 1997 among Thomas E. Hales, Michael H. Fury, Raymond J. Crotty and Steven T. Sabatini (each an "Administrative Trustee" and, collectively, the "Administrative Trustees"), The Chase Manhattan Bank, as property trustee (the "Property Trustee"), Chase Manhattan Bank Delaware, a Delaware banking
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corporation, as Delaware trustee (the "Delaware Trustee") and the Company, as depositor. The proceeds of the sale by the Trust of the Capital Securities and its Common Securities, liquidation amount $1,000 per Common Security (the "Common Securities"), are to be invested in the 9.58% Junior Subordinated Debt securities (the "Debt Securities") of the Company having an aggregate principal amount equal to the aggregate liquidation amount of the Capital Securities and the Common Securities, to be issued pursuant to a Junior Subordinated Indenture, as supplemented from time to time (the "Indenture"), dated as of February 5, 1997 between the Company and The Chase Manhattan Bank, as Trustee (the "Indenture Trustee"). Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Registration Agreement (the "Registration Agreement") to be entered into among the Company, the Trust and the Initial Purchaser.

            The sale of the Securities to the Initial Purchaser will be made without registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions from the registration requirements of the Securities Act. You have advised the Trust and the Company that you will offer and sell the Securities purchased by you hereunder in accordance with Section 4 hereof as soon as you deem advisable.

            In connection with the sale of the Securities, the Company and the Trust have prepared a final offering memorandum, dated January 31, 1997 (including any and all exhibits thereto and the documents incorporated by reference therein, the "Final Memorandum"). The Final Memorandum sets forth certain information concerning the Company, the Trust and the Securities. The Company hereby confirms that it has authorized the use of the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchaser. Unless stated to the contrary, all references herein to the Final Memorandum are to the Final Memorandum dated the date hereof and are not meant to include any amendment or supplement thereto.

            1. Representations and Warranties. Each of the Company and the Trust, jointly and severally, represents and warrants to the Initial Purchaser as of the date hereof and as of the Closing Date (as defined below), as set forth below in this Section 1.

            (a) The Final Memorandum, at the date hereof, does not, and at the Closing Date will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue


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

      statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company or the Trust as to the information contained in or omitted from the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company or the Trust by or on behalf of the Initial Purchaser specifically for inclusion therein (all such information contemplated by this proviso shall be collectively referred to herein as the "Initial Purchaser Information").

            (b) The documents incorporated or deemed to be incorporated by reference in the Final Memorandum at the time they were or hereafter are filed with the Securities and Exchange Commission (the "Commission") complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Final Memorandum, at the date of the Final Memorandum and at the Closing Date, do not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) Deloitte & Touche LLP are independent certified public accountants with respect to the Company under Rule 101 of the AICPA's "Code of Professional Conduct," and its interpretation and rulings.

            (d) The historical financial statements, together with the related schedules and notes, included or incorporated by reference in the Final Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries, at the dates indicated and the statement of income, changes in stockholders, equity and cash flows of the Company and its consolidated subsidiaries, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") in the United States applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements; the supporting schedules, if any, included or incorporated by reference in the Final Memorandum present fairly the financial condition and results of opera-


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

      tions of the Company and its subsidiaries as of and for the periods indicated therein; and the summary financial data included or incorporated by reference in the Final Memorandum are accurately extracted and derived from the financial statements included or incorporated by reference in the Final Memorandum.

            (e) Since December 31, 1996, except as otherwise stated in the Final Memorandum or contemplated thereby, there has not been (A) any material adverse change, in the financial condition, earnings or business affairs of the Trust, or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) any transaction entered into by the Trust, the Company or any of its subsidiaries, other than in the ordinary course of business, that is material to the Trust, or the Company and its subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, other than regular quarterly dividends on the Company's common stock and dividends declared, paid or made in accordance with the terms of any series of the Company's preferred stock.

            (f) Neither the Company nor the Trust, nor any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

            (g) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

            (h) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

            (i) The Company will assist the Initial Purchaser in obtaining by the Closing Date notification from the National Association of Securities Dealers, Inc. Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market that the Capital Securities have been designated PORTAL-eligible securities in


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

      accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

            (j) Neither the Company nor the Trust is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (together with the rules and regulations thereunder, the "Investment Company Act"), and after giving effect to the offer and sale of the Capital Securities and the application of the proceeds thereof as described in the Final Memorandum, neither will be an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act.

            (k) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 15 and Section 1S(d) of the Exchange Act.

            (1) Neither the Company nor the Trust has paid or agreed to pay to any person any compensation for soliciting another to purchase any of the Securities (except as contemplated by this Agreement).

            (m) The information provided by the Company pursuant to Section 5(h) hereof will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (n) The Trust has been duly created and is validly existing in good standing as a business trust under the Business Trust Act with the power and authority to own property and to conduct its business as described in the Final Memorandum and to enter into and perform its obligations under this Agreement, the Indenture, the Declaration, the Securities and the Registration Agreement (collectively, the "Operative Documents"). The Trust is duly qualified to transact business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than those described in the Final Memorandum.

            (o) The Declaration has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and, assuming due authoriza-


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

      tion, execution and delivery by the Delaware Trustee and the Property Trustee, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against them in accordance with its terms, subject to applicable bankruptcy, moratorium, insolvency, fraudulent conveyance and similar laws affecting creditors, rights generally and to general principles of equity and a covenant of good faith and fair dealing ("Bankruptcy and Equity") and except that the indemnification provisions may be limited by federal or state securities laws or the public policy underlying such laws ("Public Policy"). Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

            (p) Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

            (q) The Capital Securities and the Common Securities have been duly authorized by the Declaration and, when issued and delivered against payment therefor on the Closing Date to the Initial Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The issuance of neither the Capital Securities nor the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

            (r) The Debt Securities have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Memorandum, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.


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

            (s) This Agreement has been duly authorized, executed and delivered by the Company and the Trust. The Registration Agreement has been duly authorized by the Trust and, at the Closing Date, will have been duly executed and delivered by the Company and the Trust and will constitute a valid and binding agreement of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms subject to Bankruptcy and Equity and Public Policy.

            (t) The Operative Documents will, on the Closing Date, conform in all material respects to the descriptions thereof contained in the Final Memorandum.

            (u) The Trust is not in violation of the certificate of trust filed with the State of Delaware (the "Trust Certificate") or the Declaration or any provision of the Business Trust Act. The execution, delivery and performance by the Company and the Trust of the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note lease or other instrument to which the Trust, the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not reasonably be expected to have a Material Adverse Effect or a material adverse effect on the consummation of the transactions contemplated herein or therein, nor will such action result in a violation of the Declaration or the Business Trust Act.

            (v) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Trust or the Company or any of its subsidiaries, which is required to be disclosed in the Final Memorandum (other than as disclosed therein), or which in the reasonable judgment of the Trust or the Company might result in a Material Adverse Effect, or which in the reasonable judgment of the Company might materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of their


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

      respective obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Final Memorandum, including ordinary routine litigation incidental to the business, are, in the reasonable judgment of the Company, not likely to result in a Material Adverse Effect.

            (w) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, other than those that have been made or obtained, is necessary or required for the performance by the Company or the Trust of their obligations hereunder.

            (x) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Final Memorandum and the documents incorporated by reference therein; Union State Bank (the "Bank") is a duly organized and validly existing New York State chartered commercial bank and continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; U.S.B. Reality Corp. ("USB Realty") is a duly organized and validly existing corporation in good standing under the laws of the State of New York and has the corporate power and authority to own its properties and conduct its business as such; and, except as set forth in the Final Memorandum, each of the Company, the Bank and USB Realty is in all material respects in compliance with all laws, rules, regulations, directives and published interpretations issued or administered by, all conditions imposed in writing by and all agreements entered into with, any bank regulatory agency, authority or body having jurisdiction over the Company, the Bank or USB Realty or any of their respective assets, operations or businesses; each of the Company, the Bank and USB Realty holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Final Memorandum; and other than the Bank and USB Realty, there is no direct or indirect significant subsidiary of the Company, as that term is defined in Rule 1-02(w) of Regulation S-X, and there are no other subsidiaries of the Company


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

      which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole.

            (y) The Bank and USB Realty are duly authorized, and the Company is duly qualified as a foreign corporation, to do business and each is in good standing in all jurisdictions in which the nature of its business or the character or location of its assets require such authorization or qualification and in which the failure to be so authorized or to qualify, as the case may be, could reasonably be expected to, in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each of the Bank and USB Realty has been duly authorized and validly issued and is fully paid and non-assessable; all of the issued and outstanding shares of capital stock of the Bank, and all of the issued and outstanding shares of common stock of USB Realty, are owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

            (z) Any certificate signed by any trustee of the Trust or any duly authorized officer of the Company or any material subsidiary and delivered to you or to counsel for the Initial Purchaser in connection with the Closing shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Initial Purchaser as to the matters covered thereby.

            2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Trust agree that the Trust will sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Trust, at a purchase price of $1,000 per Capital Security, plus accrued distributions, if any, from February 5, 1997 to the Closing Date, 20,000 Capital Securities.

            As compensation to the Initial Purchaser for its commitment hereunder and in view of the fact that the proceeds of the sale of the Securities will be used to purchase Debt Securities of the Company, the Company hereby agrees to pay at the Closing Time to the Initial Purchaser in immediately available funds $35.00 per Security to be delivered by the Trust hereunder at the Closing Time.

            3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on February 5, 1997, which date and time may be post-


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

poned by agreement among the Initial Purchaser, the Trust and the Company (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Initial Purchaser against payment by the Initial Purchaser of the purchase price thereof to or upon the order of the Trust by wire transfer drawn and payable in same day funds or such other manner of payment as may be agreed by the Company, the Trust and the Initial Purchaser. Delivery of the Securities shall be made at such location as the Initial Purchaser shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Skadden, Arps, Slate, Meagher & Flom LLP ("Counsel to the Initial Purchaser"), 919 Third Avenue, New York, New York, or paid to such bank account as is specified by the Company. Certificates for the Capital Securities shall be registered in such names and in such denominations as the Initial Purchaser may request not less than three full business days in advance of the Closing Date.

            The Company agrees to have the Capital Securities available for inspection, checking and packaging by the Initial Purchaser in New York, New York, not later than 10:00 A.M. on the business day prior to the Closing Date.

            4. Offering of Securities. The Initial Purchaser represents and warrants to and agrees with the Company and the Trust that:

            (a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) and to whom notice has been given that such sale is being made in reliance on Rule 144A, or (ii) to other institutional "accredited investors" (as defined in Rule 501(a)(1),(2), (3) or (7) of Regulation D) who provide to it and to the Company a letter in the form of Exhibit A hereto.

            (b) Neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States.

            5. Agreements. Each of the Company and the Trust agrees with the Initial Purchaser that:

            (a) The Company, as promptly as possible, will furnish to the Initial Purchaser, without charge,


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

      during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as it may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering, purchase, sale and delivery of the Securities.

            (b) The Company will not amend or supplement the Final Memorandum, other than by filing documents under the Exchange Act which are incorporated by reference therein, without the prior written consent of the Initial Purchaser; provided, however, that prior to the completion of the distribution of the Securities by the Initial Purchaser (as determined by the Initial Purchaser and communicated to the Company), the Company will not file any document under the Exchange Act which is incorporated by reference in the Final Memorandum unless, prior to such proposed filing, the Company has furnished the Initial Purchaser with a copy of such document for its review and the Initial Purchaser has not reasonably objected to the filing of such document. The Company will promptly advise the Initial Purchaser when any document filed under the Exchange Act which is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

            (c) If at any time prior to the completion of the distribution of the Securities by the Initial Purchaser (as determined by the Initial Purchaser), any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser of the same and, subject to the requirements of paragraph (b) of this Section 5, will prepare and provide to the Initial Purchaser pursuant to paragraph (a) of this Section 5 an amendment or supplement which will correct such statement or omission or effect such compliance.

            (d) The Company and the Trust will arrange for the qualification of the Securities for sale by the Initial Purchaser under the laws of such jurisdictions in the United States as the Initial Purchaser may reasonably designate and will maintain such qualifications in effect so long as required for the sale of the Securities. The Company will promptly advise the


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

      Initial Purchaser of the receipt by the Company of any notification with respect to the suspension of the qualification of the Capital Securities for sale in any Jurisdiction or the initiation or threatening of any proceeding for such purpose.

            (e) From and after the date hereof until the third anniversary of the date hereof, the Company and the Trust will not, and will not permit any of its "affiliates" (as defined in Rule 144A) to, resell any Securities which constitute "restricted securities under Rule 144 that have been reacquired by any of them.

            (f) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Securities Act.

            (g) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

            (h) So long as any of the Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act.

            (i) Each of the Company and the Trust will cooperate with the Initial Purchaser and use its respective best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

            (j) In connection with any disposition of Securities pursuant to a transaction made in compliance with paragraph 1 of Exhibit A, the Company will reissue certificates evidencing such Securities without a restrictive legend (provided, if requested, that the legal opinion referred to therein so permits).


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

            (k) During the period of three years after the last date of original issuance of the Securities, neither the Company nor the Trust will be or become an "investment company" under the Investment Company Act.

            (l) Prior to August 4, 1997, neither the Trust nor the Company will, without the prior written consent of the Initial Purchaser, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, or enter into an agreement to sell Capital Securities, any security convertible into exchangeable or exercisable for Capital Securities or the Debt Securities or any of the debt securities substantially similar (including provisions with respect to the deferral of interest) to the Debt Securities or any equity security substantially similar to the Capital Securities (except for the Securities issued pursuant to this Agreement).

            6. Conditions to the Obligations of the Initial Purchaser. The obligations of the Initial Purchaser to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Trust contained herein at the date and time that this Agreement is executed and delivered by the parties hereto (the "Execution Time"), and the Closing Date, to the accuracy of the statements of the Company and the Trust made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Trust of their respective obligations hereunder in all material respects and to the following additional conditions:

            (a) The Company and the Trust shall have furnished to the Initial Purchaser the opinion of Cadwalader, Wickersham & Taft, counsel to the Company and the Trust, dated the Closing Date, to the effect that:

                  (i) the Company is a duly organized and validly existing
            corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and has the corporate power and authority to own its properties and conduct its business as described in the Final Memorandum; the Bank is a duly organized and validly existing New York State chartered commercial bank and continues to hold a valid certificate to do business as such and has full power and authority to conduct its business as such; USB Realty is a duly organized and validly existing corporation in good standing under the laws of the State of New York and has the corporate power and authority to own its properties and conduct its business as such; each of the Company, the Bank and USD Realty holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Final Memorandum; and other than the Bank and USB Realty, there is no significant subsidiary of the Company, as that term is defined in Rule 1-02(w) of Regulation S-X, and there are no other subsidiaries of the Company which individually, or in the aggregate, own or lease property or conduct business which is material to the properties or business of the Company and its subsidiaries taken as a whole;

                  (ii) the Bank and USB Realty are duly authorized, and the
            Company is duly qualified as a foreign corporation, to do business and are in good standing in all jurisdictions in which such authorization or qualification is required and in which the failure to be so authorized or to qualify, as the case may be, could reasonably be expected to, in the aggregate, have any material adverse effect upon the business, condition or properties of the Company and its subsidiaries taken as a whole;

                  (iii) all the outstanding shares of capital stock of the Bank and USB Realty have been duly and validly authorized and issued and are fully paid and nonassessable; and all the outstanding shares of capital stock of the Bank and all of the outstanding shares of common stock of USB Realty are owned by the Company either directly or through wholly-owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                  (iv) the Company's authorized equity capitalization is as set forth in the Final Memorandum and the Securities, the Debt Securities and the Common Securities conform to the description thereof contained in the Final Memorandum; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the Securities, the Debt Securities or the Common Securities pursuant to Delaware law or the Company's charter, and to the knowledge of such counsel after due inquiry, such counsel is not aware of the existence of such rights pursuant to any agreement;

                  (v) to the knowledge of such counsel, after due inquiry, (A)
            there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company, the Trust or the Bank of a character required to be disclosed in the Final Memorandum which is not so disclosed; and (B) there is no franchise, contract or other document of a character required to be described in the Final Memorandum, which is not so described;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) the Registration Agreement has been duly authorized, executed and delivered by the Company, and constitutes a legal, valid and binding instrument enforceable against the Company and the Trust in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors, rights generally from time to time in effect and except that the indemnification provisions may be limited by federal or state securities laws or the public policy underlying such laws);

                  (viii) the Indenture has been duly authorized, executed and delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors, rights generally from time to time in effect); the Debt Securities have been duly and validly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Trust, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

                  (ix) the Guarantee has been duly authorized, executed and
            delivered, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors, rights generally from time to time in effect);

                  (x) all of the issued and outstanding Common Securities will be owned directly by the Company free and clear of any security interest, claims, liens or encumbrances;

                  (xi) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company or the Trust of the transactions contemplated by this Agreement, the Registration Agreement, the Declaration, the Indenture and the Guarantee, except such as may be required under the blue sky or securities laws of any jurisdiction in connection with the purchase and sale of the Securities by the Initial Purchaser and such other approvals (specified in such opinion) as have been obtained, and except in connection with the registration of the Securities and the Debt Securities;

                  (xii) neither the issue and sale of the Securities or the Debt
            Securities, the execution and delivery of the Declaration, the Indenture, the Guarantee or the Registration Agreement, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under or violate (A) any of the terms, conditions or provisions of the charter or by-laws of the Company, the Bank or USB Realty or the Declaration, (B) to the knowledge of such counsel, after due inquiry, any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company, the Bank or USB Realty or the Trust is a party or by which any of them or their property is bound, (C) any law or regulation normally applicable to transactions of this type or, to the knowledge of such counsel after due inquiry, any judgment, order, decree or ruling applicable to the Company, the Bank, USB Realty or the Trust of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, the Bank, USB Realty or the Trust;

                  (xiii) assuming the accuracy of the representations and
            warranties and compliance with the agreements contained herein, no registration of the Securities or the Debt Securities under the Securities Act is required, and no qualification of the Declaration, the Indenture or the Guarantee under the Trust Indenture Act of 1939, as amended, is necessary, for the offer and sale by the Initial Purchaser of the Securities in the manner contemplated by this Agreement;

                  (xiv) neither the Company nor the Trust is an "investment
            company" within the meaning of the Investment Company Act, and after giving effect to the offer and sale of the Securities and the application of the proceeds thereof as described in the Final Memorandum, neither will be an "investment company" as defined in the Investment Company Act;

                  (xv) the Securities, the Common Securities, the Debt
            Securities and each of the Guarantee, the Registration Agreement, the Indenture and the Declaration conform in all material respects to the descriptions thereof contained in the Final Memorandum; and

                  (xvi) the statements of legal matters, documents or
            proceedings, and legal conclusions, if any, set forth in the Final Memorandum under the headings "Exchange Offer; Registration Rights", "Description of Capital Securities", "Description of Junior Subordinated Debt Securities", "Relationship Among the Capital Securities, the Junior Subordinated Debt Securities and the Guarantee" and "Description of the Guarantee" fairly present the information called for and fairly summarize the matters referred to therein.

                  (xvii) the Trust is and will be classified as a grantor trust for federal income tax purposes and not as a partnership or an association taxable as a corporation;

                  (xviii) the Debt Securities will be classified as indebtedness of the Company for United States federal income tax purposes;

                  (xix) the statements made under the heading "Certain Federal
            Income Considerations" in the Final Memorandum, in so far as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair and accurate summary of the principal United States federal income tax consequences of an investment in the Securities;

                  (xx) the Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the Delaware Business Trust Act with respect to the creation and valid existence of the trust as a business trust have been made;

                  (xxi) this Agreement and the Registration Agreement have been duly executed and delivered by the Trust;

                  (xxii) the Declaration constitutes a valid and binding
            obligation of the Company, and is enforceable against the Company in accordance with its terms, subject to Bankruptcy and Equity and Public Policy;

                  (xxiii) under the Delaware Business Trust Act and the
            Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and the Registration Agreement, and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities;

                  (xxiv) under the Delaware Business Trust Act and the
            Declaration, the execution and delivery by the Trust of this Agreement and the Registration Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                  (xxv) the Capital Securities have been duly authorized by the
            Declaration and, when authenticated and paid for, will be duly and validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Declaration; the holders, as beneficial owners of the Trust, subject to Bankruptcy and Equity and Public Policy;

                  (xxvi) the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; pro-vided, however, that the holders may be obligated, pursuant to the Declaration, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

                  (xxvii) under the Delaware Business Trust Act and the
            Declaration, the issuance of the Capital Securities and the Common Securities is not subject to preemptive rights;

                  (xxviii) the Common Securities have been duly authorized by the Declaration and, when authenticated and paid for, will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust, entitled to the benefits of the Declaration; and

                  (xxix) the (a) purchase of the Debt Securities by the Trust and, (b) the distribution of the Debt Securities by the Trust in the circumstances contemplated by the Declaration, and (c) the performance by the Trust of this Agreement and the Registration Agreement and the consummation of the transactions contemplated thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the certificate of the Trust or the Declaration or any statute, order, rule or regulation of the State of Delaware or any governmental agency or body of the State of Delaware having jurisdiction over the Trust or any of its properties.

            Such counsel shall also state that, in the course of preparation by the Company of the Final Memorandum, such counsel has participated in conferences with officers and other representatives of the Company and the Trust, representatives of the independent public accountants for the Company and the Trust, representatives of the Initial Purchaser and representatives of counsel for the Initial Purchaser, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Final Memorandum and related matters and, although such counsel has not independently verified and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum (other than as expressly set forth in such counsel's opinion), no facts have come to the attention of such counsel which would lead such counsel to believe that the Final Memorandum (other than the financial or statistical information contained therein or omitted therefrom as to which such counsel need not express an opinion), as of its date or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            In rendering such opinion, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Trust and public officials.

            All references in this Section 6(a) to the Final Memorandum shall be deemed to include any amendment or supplement thereto at the Closing Date.

            (b) The Chase Manhattan Bank shall have furnished to the Initial Purchaser the opinion of Pryor, Cashman, Sherman & Flynn, special counsel to The Chase Manhattan Bank, dated the Closing Date, to the effect that:

                  (i) The Chase Manhattan Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

                  (ii) each of the Declaration, the Indenture and the Guarantee has been duly authorized, executed and delivered by the Property Trustee, the Indenture Trustee and the Guarantee Trustee, respectively, and constitutes a legal, valid and binding instrument enforceable against the Property Trustee, the Indenture Trustee and the Guarantee Trustee in accordance with its respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors, rights generally from time to time in effect);

                  (iii) no consent, approval, authorization or order of any
            federal or New York State banking authority is required for the consummation of the transactions contemplated by the Declaration, the Indenture or the Guarantee by the Property Trustee, the Indenture Trustee or the Guarantee Trustee, respectively; and

                  (iv) neither the execution and delivery of the Declaration, the Indenture or the Guarantee, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of The Chase Manhattan Bank or the terms of any indenture or other agreement or instrument known to such counsel and to which The Chase Manhattan Bank is a party or bound or any judgment, order or decree known to such counsel to be applicable to The Chase Manhattan Bank of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over The Chase Manhattan Bank.

            (c) Chase Manhattan Bank Delaware shall have furnished to the Initial Purchaser the opinion of Pryor, Cashman, Sherman & Flynn, special counsel to Chase Manhattan Bank Delaware, dated the Closing Date, to the effect that Chase Manhattan Bank Delaware has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware; and has full corporate power and authority to act as trustee of a statutory business trust under the laws of the State of Delaware.

            (d) The Initial Purchaser shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Initial Purchaser, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Initial Purchaser may reasonably require, and the Company and the Trust shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters.

            (e) The Company shall have furnished to the Initial Purchaser a certificate of the Company, signed by the Chairman of the Board and President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

                  (i) the representations and warranties of the Company and the
            Trust in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company and the Trust have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and

                  (ii) since the date of the most recent financial statements included in the Final Memorandum, there has been no material adverse change in the financial condition, earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in the Final Memorandum (exclusive of any amendment or supplement thereto).

            (f) At the Closing Date, Deloitte & Touche LLP shall have furnished to the Initial Purchaser a letter or letters, dated as of the Closing Date, in form and substance satisfactory to the Initial Purchaser, containing statements and information of the type ordinarily included in accountants' "comfort letters" to initial purchasers with respect to the financial statements and certain financial information contained in the Final Memorandum.

            (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Initial Purchaser, so material and adverse as to make it impractical or inadvisable to market the Capital Securities as contemplated by the Final Memorandum.

            (h) Prior to the Closing Date, the Company and the Trust shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

            (i) The Registration Agreement shall have been duly executed and delivered by the Company and the Trust, and each of the Declaration, Indenture and Guarantee shall have been duly executed and delivered by each of the parties thereto.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Initial Purchaser and Counsel to the Initial Purchaser, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, the Closing Date by the Initial Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

            The documents required to be delivered by this Section 6 will be delivered at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, on the Closing Date.

            7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Initial Purchaser, the Company will reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees and agents of the Initial Purchaser and each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Final Memorandum or any information provided by the Company to any holder or prospective purchaser of Securities pursuant to Section 5 hereof, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company or the Trust by or on behalf of the Initial Purchaser specifically for inclusion therein (which the parties hereto understand consists only of the Initial Purchaser Information). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company and the Trust, their respective directors, officers or trustees, as the case may be, and each person who controls the Company or the Trust, as the case may be, within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Initial Purchaser, but only with reference to written information relating to the Initial Purchaser furnished to the Company or the Trust by or on behalf of the Initial Purchaser specifically for inclusion in the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have. The Company acknowledges that the Initial Purchaser Information constitutes the only information furnished in writing by or on behalf of the Initial Purchaser for inclusion in the Final Memorandum (or in any amendment or supplement thereto).

            (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph
      (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (and, in addition, one local counsel in any relevant jurisdiction for an indemnified party), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Initial Purchaser agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Trust and the Initial Purchaser may be subject in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Company and by the Initial Purchaser from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchaser shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Initial Purchaser in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering of the Securities (before deducting expenses), and benefits received by the Initial Purchaser shall be deemed to be equal to the compensation received by or credited to the Initial Purchaser in connection with its purchase of the Securities hereunder. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Trust, on the one hand, or the Initial Purchaser, on the other. The Company, the Trust and the Initial Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Initial Purchaser within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of the Initial Purchaser shall have the same rights to contribution as the Initial Purchaser, and each person who controls the Company or the Trust within the meaning of either the Securities Act or the Exchange Act and each officer and director of the Company or trustee of the Trust shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

            9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Initial Purchaser, by notice given to the Company prior to delivery of and payment for the Securities, (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Final Memorandum, any material adverse change in the financial condition, the earnings or the business affairs of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (ii) trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any governmental authority, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) if there has occurred any material adverse change in the financial markets in the United States, or there shall have occurred any outbreak or escalaion of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Initial Purchaser, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Memorandum.

            10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or the Trust or their respective officers or Trustees and of the Initial Purchaser set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchaser or the Company or the Trust or any of the officers, directors, trustees or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Initial Purchaser, will be mailed, delivered or telegraphed and confirmed to Keefe, Bruyette & Woods, Inc., at Two World Trade Center - 85th Floor, New York, New York 10048; or, if sent to the Company or the Trust, will be mailed, delivered or telegraphed and confirmed to it at 100 Dutch Hill Road, Orangeburg, New York 10962,
Attention: Steven T. Sabatini, Executive Vice President.

            12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, trustees and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) hereof, no other person will have any right or obligation hereunder.

            13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

            14. Business Day. For purposes of this Agreement, "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York, New York, are authorized or obligated by law, executive order or regulation to close.

            15 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original, but all such counterparts will together constitute one and the same instrument.


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

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Trust, the Company and the Initial Purchaser.

                                          Very truly yours,

                                          UNION STATE CAPITAL TRUST I

                                          By: /s/ [ILLEGIBLE]
                                              -----------------------------
                                              Name:
                                              Title:

                                          U.S.B. HOLDING CO., INC.,

                                          By: /s/ [ILLEGIBLE]
                                              -----------------------------
                                              Name:
                                              Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written:

      KEEFE, BRUYETTE & WOODS, INC.

      By: /s/ Joseph A. Lenihan
          ---------------------------------
          Name:  Joseph A. Lenihan
          Title: Senior Vice President

                                                                       EXHIBIT A

                          Form of Investment Letter for
                       Institutional Accredited Investors

                                                                January __, 1997

U.S.B. Holding Co., Inc.
100 Dutch Hill Road
Orangeburg, New York 10962

Keefe, Bruyette & Woods, Inc.
Two World Trade Center, 85th Floor
New York, New York 10048

Dear Sirs:

            In connection with our proposed purchase of ____________% Capital Securities (together with the Guarantee (as defined) the "Securities") of Union State Capital Trust I, a Delaware statutory business trust (the "Trust") and a guarantee agreement (the "Guarantee") dated as of January 1, 1997, between U.S.B. Holding Co., Inc. (the "Company") and The Chase Manhattan Bank, we confirm that:

            1. We understand that the Securities, and the Junior Subordinated Debentures due 2027 (the "Debentures") of the Company have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and (y) that if we should resell, pledge or otherwise transfer such Securities or Debentures within three years after the last date of the original issuance of the Securities or, if later, within three months after we cease to be an affiliate (within the meaning of Rule 144 under the Securities Act) of the Company, such Securities and Debentures may be resold, pledged or transferred only
      (i) to the Company, (ii) so long as the Securities and Debentures are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom we reasonably believe is a "qualified institutional buyer"

      (as defined in Rule 144A) ("Qualified Institutional Buyer") that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A (as indicated by the box checked by the transferor on the Certificate of Transfer on the reverse of the certificates if such securities are not in book-entry form), (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if applicable) under the Securities Act, or (iv) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States, and we will notify any purchaser of the Securities or Debentures from us of the above resale restriction, if then applicable. We further understand that, in connection with any transfer of the Securities or Debentures by us, the Company and the Property Trustee (or, in the case of the Debentures, the Indenture Trustee) may request, and, if so requested we will furnish, such certificates, legal opinions and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions.

            2. We are able to fend for ourselves in the transactions contemplated by the offering memorandum, we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities or the Debentures and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment and can afford the complete loss of such investment.

            3. We understand that the minimum aggregate stated liquidation amount of Securities that may be purchased by an institutional "accredited investor" is $100,000.

            4. We understand that the Company and Keefe, Bruyette & Woods, Inc. (the "Initial Purchaser") and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we will agree that if any of the acknowledgments, representations and warranties deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Company and the Initial Purchaser.

            5. We are acquiring the Securities purchased by us for investment purposes, and not for distribution, for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we are or such account is an institution which is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

            6. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                    Very truly yours,


                                    ________________________________
                                    (Name of purchaser)


                                    By: ____________________________
                                        Name:
                                        Title:
                                        Date: